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                                                                      EXHIBIT 21


      Subsidiaries of PG&E Corporation and Pacific Gas and Electric Company
      ---------------------------------------------------------------------

1. Name, State of organization, location and nature of business of registrants and every subsidiary thereof,

        1.1.       PG&E Corporation ("Claimant")
                   California corporation

                   PG&E Corporation
                   One Market, Spear Tower, Suite 2400
                   San Francisco, CA 94105

                   PG&E Corporation, incorporated under the laws of the State of California, is a holding company formed by Pacific Gas and Electric Company, a public utility. On January 1, 1997 PG&E Corporation became the parent of Pacific Gas and Electric Company pursuant to a corporate reorganization plan. PG&E Corporation is also the parent of nonutility subsidiaries formerly owned by Pacific Gas and Electric Company.

        1.2.       Subsidiaries

        1.2.1.     Elm Power Corporation
                   Delaware corporation

                   One Market, Spear Tower, Suite 2400
                   San Francisco, CA 94105

                   Elm Power Corporation, incorporated under the laws of the State of Delaware, is a wholly subsidiary of PG&E Corporation.

        1.2.2.     Pacific Gas and Electric Company California corporation

                   77 Beale Street
                   P.O. Box 770000
                   San Francisco, CA 94177

                   Pacific Gas and Electric Company is a wholly owned subsidiary of PG&E Corporation. Pacific Gas and Electric Company is an operating public utility engaged principally in the business of supplying electric and natural gas service throughout most of Northern and Central California.

        1.2.2.1.   Alberta and Southern Gas Co., Ltd.
                   Alberta corporation

                   1500 Bankers Hall
                   855 Second Street, SW
                   Calgary, Alberta T2P 4J7

                   Alberta and Southern Gas Co. Ltd. is a wholly owned Canadian subsidiary of Pacific Gas and Electric Company. Alberta and Southern Gas Co. Ltd. formerly purchased natural gas in Canada for the California market.

        1.2.2.1.1. Alberta and Southern Gas Marketing, Inc.
                   Alberta corporation

                   1500 Bankers Hall
                   855 Second Street, SW
                   Calgary, Alberta T2P 4J7

                   Alberta and Southern Gas Marketing, Inc. is a wholly owned subsidiary of Alberta and Southern Gas Co. Ltd. Alberta and Southern Gas Marketing, Inc., formerly marketed natural gas in non-California markets.

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1.2.2.2.     Natural Gas Corporation of California
             California corporation

             P.O. Box 770000
             77 Beale Street, 32nd Floor
             San Francisco, CA 94177

             Natural Gas Corporation of California is a wholly owned subsidiary of Pacific Gas and Electric Company. Natural Gas Corporation of California acts as the vehicle for the amortization of certain regulatory assets.

1.2.2.2.1.   NGC Production Company
             California corporation

             P.O. Box 770000
             77 Beale Street, 32nd Floor
             San Francisco, CA 94177

             NGC Production Company is a wholly owned subsidiary of Natural Gas Corporation of California. NGC Production Company facilitates project financing for Natural Gas Corporation of California's capital requirements.

1.2.2.2.2.   Alaska Gas Exploration Associates
             California corporation

             P.O. Box 770000
             77 Beale Street, 32nd Floor
             San Francisco, CA 94177

             Alaska Gas Exploration Associates is 50% owned by Natural Gas Corporation of California.

1.2.2.3.     Pacific Conservation Services Company
             California corporation

             P.O. Box 770000
             77 Beale Street, 32nd Floor
             San Francisco, CA 94177

             Pacific Conservation Services Company is a wholly owned subsidiary of Pacific Gas and Electric Company. Pacific Conservation Services Company engages in borrowing and lending operations required to fund Pacific Gas and Electric Company conservation loan programs.

1.2.2.4.     Calaska Energy Company
             California corporation

             P.O. Box 770000
             77 Beale Street, 32nd Floor
             San Francisco, CA 94177

             Calaska Energy Company is a wholly owned subsidiary of Pacific Gas and Electric Company. Calaska Energy Company was Pacific Gas and Electric Company's representative in the Alaska Highway Pipeline Project, which was formed to bring Prudhoe Bay natural gas to the lower 48 states.

1.2.2.5.     Eureka Energy Company
             California corporation

             P.O. Box 770000
             77 Beale Street, 32nd Floor
             San Francisco, CA 94177

             Eureka Energy Company is a wholly owned subsidiary of Pacific Gas and Electric Company. Eureka Energy Company owns land in San Luis Obispo County.

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1.2.2.6.    Standard Pacific Gas Line, Incorporated
            California corporation

            P.O. Box 770000
            77 Beale Street, 32nd Floor
            San Francisco, CA 94177

            Standard Pacific Gas Line, Incorporated is a subsidiary of Pacific Gas and Electric Company. Standard Pacific Gas Line, Inc. transports natural gas in California. Pacific Gas and Electric Company owns a 85.71% interest, and Chevron Pipe Line Company owns the remaining 14.29% interest.

1.2.2.7.    Pacific California Gas System, Inc.
            California corporation

            P.O. Box 770000
            77 Beale Street, 32nd Floor
            San Francisco, CA 94177

            Pacific California Gas System, Inc. is a wholly owned subsidiary of Pacific Gas and Electric Company. Pacific California Gas System, Inc. was created to hold intrastate gas pipeline operations.

1.2.2.8.    Pacific Energy Fuels Company
            California corporation

            P.O. Box 770000
            77 Beale Street, 32nd Floor
            San Francisco, CA 94177

            Pacific Energy Fuels Company is a wholly owned subsidiary of Pacific Gas and Electric Company. Pacific Energy Fuels Company owns and finances nuclear fuel inventory.

1.2.2.9.    Pacific Gas Properties Company
            California corporation

            P.O. Box 770000
            77 Beale Street, 32nd Floor
            San Francisco, CA 94177

            Pacific Gas Properties Company is a wholly owned subsidiary of Pacific Gas and Electric Company. Pacific Gas Properties Company owns California property.

1.2.2.9.1.  Pacific Properties
            California corporation

            P.O. Box 770000
            77 Beale Street, 32nd Floor
            San Francisco, CA 94177

            Pacific Properties is 50% owned by Pacific Gas Properties Company. Pacific Properties owns California property.

1.2.2.10.   Chico Commons, L.P.
            California partnership

            One Market, Spear Tower, Suite 2400 San Francisco, CA 94105

            Chico Commons, L.P. is 41% owned by Pacific Gas and Electric Company as a limited partner. Chico Commons, L.P. was created to construct and own low income housing.

1.2.2.11.   PG&E Capital I

            P.O. Box 770000 77 Beale Street, 32nd Floor
            San Francisco, CA 94177

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           PG&E Capital I, a business trust, is 3% owned by Pacific Gas and
           Electric Company. PG&E Capital I was formed as a special purpose financing vehicle for the purpose of issuing deferrable income securities.

1.2.2.12.  PG&E Funding, LLC
           Delaware corporation

           245 Market Street, Suite 424
           San Francisco, CA 94105

           PG&E Funding, LLC is a wholly owned subsidiary of Pacific Gas and Electric Company. PG&E Funding, LLC is a special purpose financing vehicle formed for the ownership of transition property and issuance of securities.

1.2.2.13.  201 Turk Street, L.P.
           California partnership

           One Market, Spear Tower, Suite 2400
           San Francisco, CA 94105

           201 Turk Street, L.P. is 32.4% owned by Pacific Gas and Electric Company as a limited partner. 201 Turk Street, L.P. was created to construct and own a low income housing project.

1.2.2.14.  1989 Oakland Housing Partnership Associates, L.P.
           California partnership

           One Market, Spear Tower, Suite 2400
           San Francisco, CA 94105

           1989 Oakland Housing Partnership Associates, L.P. is owned 40% by Pacific Gas and Electric Company as a limited partner. 1989 Oakland Housing Partnership Associates, L.P. was created to construct and own low income housing.

1.2.2.15. 1992 Oakland Regional Housing Partnership Associates, L.P. California partnership

           One Market, Spear Tower, Suite 2400
           San Francisco, CA 94105

           1992 Oakland Regional Housing Partnership Associates, L.P. is owned 17% by Pacific Gas and Electric Company as a limited partner. 1992 Oakland Housing Partnership Associates, L.P. was created to construct and own low income housing.

1.2.2.16. 1994 Oakland Regional Housing Partnership Associates, L.P. California partnership

           One Market, Spear Tower, Suite 2400 San Francisco, CA 94105

           1994 Oakland Regional Housing Partnership Associates, L.P. is owned 12% by Pacific Gas and Electric Company as a limited partner. 1994 Oakland Regional Housing Partnership Associates, L.P. was created to construct and own low income housing.

1.2.2.17. Pacific Gas and Electric Housing Fund Partnership, L.P. California partnership

           One Market, Spear Tower, Suite 2400
           San Francisco, CA 94105

           Pacific Gas and Electric Housing Fund Partnership, L.P. is owned 99.9% by Pacific Gas and Electric Company as a limited partner. Pacific Gas and Electric Housing Fund Partnership, L.P., invests in projects that construct and own low income housing.

1.2.2.18.  Merritt Community Capital Fund V, L.P.
           California partnership

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           One Market, Spear Tower, Suite 2400
           San Francisco, CA 94105

           Merritt Community Capital Fund V, L.P. is owned 2.2% by Pacific Gas and Electric Company as a limited partner. Merritt Community Capital Fund V, L.P., was created to construct and own low income housing.

1.2.2.19.  Schoolhouse Lane Apartments, L.P.
           California partnership

           One Market, Spear Tower, Suite 2400
           San Francisco, CA 94105

           Schoolhouse Lane Apartments, L.P. is owned 99% by Pacific Gas and Electric Company as a limited partner. Schoolhouse Lane Apartments, L.P., was created to construct and own low income housing.

1.2.2.20.  PG&E Holdings, LLC
           Delaware corporation

           One Market, Spear Tower, Suite 2400
           San Francisco, CA 94105

           PG&E Holdings, LLC is a wholly owned subsidiary of Pacific Gas and Electric Company. PG&E Holdings, LLC was formed as a holding company for repurchased shares.

1.2.2.21.  PG&E CalHydro, LLC
           California corporation

           One Market, Spear Tower, Suite 2400
           San Francisco, CA 94105

           PG&E CalHydro, LLC is a wholly owned subsidiary of Pacific Gas and Electric Company. PG&E CalHydro, LLC was formed for the purpose of owning and operating a system of hydroelectric facilities and related watershed.

1.2.3.     PG&E National Energy Group, Inc.
           Delaware corporation

           7500 Old Georgetown Road, 13/th/ Floor
           Bethesda, MD 20814-6161

           PG&E National Energy Group, Inc. is a wholly owned subsidiary of PG&E Corporation. PG&E National Energy Group, Inc. was formed for the purpose of holding ownership of PG&E Corporation's unregulated subsidiaries, both direct and indirect.

1.2.3.1.   PG&E Enterprises
           California corporation

           One Market, Spear Tower, Suite 2400
           San Francisco, CA 94105

           PG&E Enterprises is a wholly owned subsidiary of PG&E National Energy Group, Inc. PG&E Enterprises was formed as a holding company for oil and gas, real estate, electric generation, and technology investments.

1.2.3.1.1. PG&E Shareholdings, Inc.
           California corporation

           One Market, Spear Tower, Suite 2400
           San Francisco, CA 94105

           PG&E Shareholdings, Inc is a wholly owned non-regulated subsidiary of PG&E Enterprises. Through its subsidiaries, PG&E Shareholdings, Inc. develops real estate in Pacific Gas and Electric Company's service territory. In addition, some subsidiaries of PG&E Shareholdings, Inc. have made fuel-related investments and a limited number of non-energy

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                related investments.

1.2.3.1.1.1.    Gilia Enterprises
                California corporation

                4615 Cowell Blvd.
                Davis, CA 95616

                100% owned by PG&E Shareholdings, Inc. A wholly owned, non-regulated indirect subsidiary of PG&E Enterprises through its ownership of PG&E Sharingholdings, Inc. Formed to hold interest in real estate investment

1.2.3.1.1.1.1.  Marengo Ranch Joint Venture
                California partnership

                4615 Cowell Blvd.
                Davis, CA 95616

                63% owned by PG&E Shareholdings, Inc. as limited partner 1.3% owned by Gilia Enterprises as general partner Land development in Sacramento County

1.2.3.1.1.1.2.  Oat Creek Associates Joint Venture
                California partnership

                4615 Cowell Blvd.
                Davis, CA 95616

                50% owned by PG&E Shareholdings, Inc. as limited partner 50% owned by Gilia Enterprises as general partner Land development in Yolo County

1.2.3.1.1.2.    Rancho Murieta Joint Venture
                California partnership

                4615 Cowell Blvd.
                Davis, CA 95616

                45% owned by PG&E Shareholdings, Inc. as limited partner. Real estate development.

1.2.3.1.1.3.    1701 Oak Partnership
                California partnership

                4615 Cowell Blvd.
                Davis, CA 95616

                50% owned by PG&E Shareholdings, Inc. as limited partner. Real estate development.

1.2.3.1.1.4.    1801 Oak Partnership
                California partnership

                4615 Cowell Blvd.
                Davis, CA 95616

                50% owned by PG&E Shareholdings, Inc. as limited partner. Real estate development.

1.2.3.1.1.5.    BPS I, Inc.
                California corporation

                One Market, Spear Tower, Suite 2400
                San Francisco, CA 94105

                100% owned by PG&E Shareholdings, Inc. A wholly-owned, non-regulated real estate development subsidiary of PG&E Enterprises through its ownership of PG&E Shareholdings, Inc.

1.2.3.1.1.5.1.  Alhambra Pacific (Joint Venture)
                California partnership

                4615 Cowell Blvd.

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                   Davis, CA 95616

                   80% owned by PG&E Shareholdings, Inc. as general partner; 20% owned by BPS I, Inc. as limited partner Ownership of property in Yolo County.

1.2.3.1.1.6.       The Conaway Ranch Company
                   California corporation

                   One Market, Spear Tower, Suite 2400
                   San Francisco, CA 94105

                   100% owned by PG&E Shareholdings, Inc. A wholly-owned, non-regulated indirect subsidiary of PG&E Enterprises through its ownership of PG&E Shareholdings, Inc., in partnership with the Conaway Conservancy Group, an existing California general partnership owning the Conaway Ranch.

1.2.3.1.1.6.1.     Conaway Conservancy Group Joint Venture
                   California partnership

                   4615 Cowell Blvd.
                   Davis, CA 95616

                   70% by PG&E Shareholdings, Inc.; and 30% by Conaway Ranch Company Ownership of property in Yolo County.

1.2.3.1.1.7.       DPR, Inc.
                   California corporation

                   One Market, Spear Tower, Suite 2400
                   San Francisco, CA 94105

                   100% owned by PG&E Shareholdings, Inc. A wholly-owned, non-regulated indirect subsidiary of PG&E Enterprises through its ownership of PG&E Shareholdings, Inc.; general partner in a real estate partnership.

1.2.3.1.1.8.       McSweeney Ranch Joint Venture
                   California partnership

                   4615 Cowell Blvd.
                   Davis, CA 95616

                   50% owned by PG&E Shareholdings, Inc.

1.2.3.1.1.9.       PG&E Energy Trading Holdings, LLC
                   Delaware limited liability company

                   7500 Old Georgetown Road, 13th Floor
                   Bethesda, MD 20814-6161

                   100% owned by PG&E Shareholdings, Inc. Formed for the limited purpose of holding stock in PG&E Energy Trading - Power Holdings Corporation.

1.2.3.1.1.9.1. PG&E Energy Trading - Power Holdings Corporation California corporation

                   7500 Old Georgetown Road, 13th Floor
                   Bethesda, MD 20814-6161

                   100% owned by PG&E Energy Trading Holdings, LLC. Holding company for energy trading and overseas entities.

1.2.3.1.1.9.1.1.   PG&E ET Investments Corporation
                   Delaware corporation

                   7500 Old Georgetown Road, 13th Floor
                   Bethesda, MD 20814-6161

                   100% owned by PG&E Energy Trading - Power Holdings Corporation. Owns the 98% limited partner interest in

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                         PG&E Energy Trading - Power, L.P., and the 98%
                         membership interest in PG&E ET Synfuel 166, LLC.

1.2.3.1.1.9.1.1.1. PG&E Energy Trading-Power, L.P. Delaware limited partnership

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         98% owned by PG&E ET Investments Corporation; 2% owned by PG&E Energy Trading - Power Holdings Corporation Engages in electric power marketing and trading.

1.2.3.1.1.9.1.1.2.       PG&E ET Synfuel 166, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         98% owned by PG&E ET Investments Corporation; and 2% owned by PG&E Energy Trading - Power Holdings Corporation. Formed to acquire a synthetic fuel production facility located in South Carolina.

1.2.3.1.1.9.1.2.         PG&E International Inc.
                         California corporation

                         One Market, Spear Tower, Suite 2400
                         San Francisco, CA 94105

                         PG&E International Inc. is a wholly owned subsidiary of PG&E Energy Trading Power Holdings Corporation, and is a holding company for overseas project companies.

1.2.3.1.1.9.1.2.1. PG&E International Development Holdings, LLC Delaware limited liability company

                         One Market, Spear Tower, Suite 2400
                         San Francisco, CA 94105

                         A wholly-owned subsidiary of PG&E International, Inc., formed to own and sell an Australian pipeline development company.

1.2.3.1.1.9.1.2.2.       Gannet Power Corporation
                         California corporation

                         One Market, Spear Tower, Suite 2400
                         San Francisco, CA 94105

                         100% owned by PG&E International Inc.

1.2.3.1.1.9.1.2.3.       PG&E Overseas Holdings I, Ltd.
                         Cayman Islands Company

                         P.O. Box 309, George Town
                         Grand Cayman, Cayman Islands, BWI

                         A wholly-owned subsidiary of PG&E International, Inc., and is a holding Company for PG&E Overseas Holdings II, Ltd.

1.2.3.1.1.9.1.2.3.1.     PG&E Overseas Holdings II, Ltd. Labuan Company

                         Unit Level 9(A2), Main Office Tower
                         Financial Park Labuan, Jalan Merdeka
                         87000 W.P. Labuan
                         Malaysia

                         100% owned by PG&E Overseas Holdings I, LTD., and is an investment company

1.2.3.1.1.9.1.2.3.1.1. PG&E Corporation Australian Holdings Pty, Ltd. Australian corporation

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                              Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland  4000
                              Australia

                              100% owned by PG&E Overseas Holding II, Ltd.
                              Holding company for Australian companies

1.2.3.1.1.9.1.2.3.1.1.1. PG&E Gas Transmission Australia Pty Ltd. Australian corporation

                              Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

                              100% owned by PG&E Corporation Australian
                              Holdings Pty, Ltd.
                              Investment company.

1.2.3.1.1.9.1.2.3.1.1.2. PG&E Gas Transmission Queensland Pty Ltd Australian corporation

                              Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

                              100% owned by PG&E Corporation Australian
                              Holdings Pty, Ltd.
                              Pipeline operator.

1.2.3.1.1.9.1.2.3.1.1.3. PG&E Gas Transmission Unit Holdings Pty Ltd Australian corporation

                              Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

                              100% owned by PG&E Corporation Australian
                              Holdings Pty, Ltd.
                              Investment company.

1.2.3.1.1.9.1.2.3.1.1.4. PG&E Energy Trading Australia Pty Ltd Australian corporation

                              Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

                              100% owned by PG&E Corporation Australian
                              Holdings Pty, Ltd.
                              Energy marketing company.

1.2.3.1.1.9.1.2.3.1.1.5.      PG&E Corporation Australia Pty Ltd.
                              Australian corporation

                              Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

                              100% owned by PG&E Corporation Australian
                              Holdings Pty, Ltd.
                              Provides corporate services.

1.2.3.1.1.9.1.2.4.            PG&E Gas Transmission Bundaberg Pty Ltd.
                              Australian corporation

                              Level 33, Waterfront Place
                              One Eagle Street
                              Brisbane, Queensland 4000
                              Australia

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                         100% owned by PG&E International, Inc.
                         Project development company.

1.2.3.1.1.9.1.2.5.       Rocksavage Services I, Inc.
                         Delaware corporation

                         One Market, Spear Tower, Suite 2400
                         San Francisco, CA 94105

                         100% owned by PG&E International Inc.

1.2.3.1.1.9.1.3.         PG&E Energy Trading - Gas Corporation
                         California corporation

                         7500 Georgetown Road, 13/th/ Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Energy Trading - Power Holdings Corporation. Engages in natural gas marketing and trading activities in the United States.

1.2.3.1.1.9.1.3.1.       PG&E Energy Trading, Canada Corporation
                         Alberta corporation

                         335 Eighth Avenue, S.W. Suite 1740
                         Calgary, Alberta T2P 1CP
                         Canada

                         100% owned by PG&E Energy Trading - Gas Corporation. Engages in natural gas marketing and trading activities in Canada.

1.2.3.1.1.9.1.3.1.1.     CEG Energy Options Inc.
                         Saskatchewan corporation

                         2366 Avenue C North, Suite 101
                         Saskatoon, Saskatchewan S7L 5X5
                         Canada

                         100% owned by PG&E Energy Trading, Canada Corporation. Engages in natural gas marketing in Saskatchewan.

1.2.3.1.1.9.1.3.2.       True Quote LLC
                         Kentucky limited liability company

                         9931 Corporate Campus Drive, Suite 2400
                         Louisville, KY 40223

                         46.24% owned by PG&E Energy Trading - Gas. Engages in the business of designing, developing, implementing, operating and commercializing a business-to-business e-commerce venture for the transmission of energy and energy-related products

1.2.3.1.1.10.            PG&E Generating Company, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13/th/ Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Shareholdings, Inc. Holding company for PG&E Generating Company activities.

1.2.3.1.1.10.1.          PG&E Generating Energy Group, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13/th/ Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Company, LLC Holding company for PG&E National Energy Group merchant projects and USGen New England, Inc.

1.2.3.1.1.10.1.1.        PG&E Generating Energy Holdings, Inc.
                         Delaware corporation

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                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC. Formed to be the holding company for the 1% membership interests of the limited liability companies under PG&E Generating Energy Group, LLC

1.2.3.1.1.10.1.1.1.      Badger Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formed to own a membership interest in Badger Generating Company, LLC.

1.2.3.1.1.10.1.1.1.1.    Badger Generating Company, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         99% owned by Badger Power Corporation, and 1% owned by PG&E Generating Energy Holdings, Inc. Formed to develop, own, manage and operate a merchant electric generating facility to be located in Wisconsin.

1.2.3.1.1.10.1.2.        Black Hawk Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Energy Group, LLC General and limited partner in Athens Generating Company, L.P.

1.2.3.1.1.10.1.3.        Black Hawk III Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Energy Group, LLC General and limited partner in Lake Road Generating Company, L.P.; holds membership interest in Lake Road Power I, LLC.

1.2.3.1.1.10.1.3.1.      Lake Road Power I, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by Black Hawk III Power Corporation. Formed to own a future partnership Interest in Lake Road Generating Company, L.P.

1.2.3.1.1.10.1.4.        Harlan Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Energy Group, LLC General and limited partner in Umatilla Generating Company, L.P.

1.2.3.1.1.10.1.4.1.      Umatilla Generating Company, L.P.
                         Delaware limited partnership

                         7500 Old Georgetown Road, 13th Floor

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                         Bethesda, MD 20814-6161

                         51% owned by Harlan Power Corporation, and 49% owned by Juniper Power Corporation Electric generating facility to be located near Umatilla, Oregon.

1.2.3.1.1.10.1.5.        Peach I Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Holds general partnership interest in
                         Athens Generating Company, L.P.

1.2.3.1.1.10.1.6.        Peach IV Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Holds general partnership interest in Lake Road Generating Company, L.P.

1.2.3.1.1.10.1.6.1.      Lake Road Power II, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by Peach IV Power Corporation
                         Formed to hold a future partnership interest in Lake Road Generating Company, L.P.

  1.2.3.1.1.10.1.7.      Juniper Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC General partner in Umatilla Generating Company, L.P.

  1.2.3.1.1.10.1.8.      Plover Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Energy Group, LLC General and limited partner in Mantua Creek Generating Company, L.P. and Mantua Creek Urban Renewal, L.P.

1.2.3.1.1.10.1.9.        Beech Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC General partner in Mantua Creek Generating Company, L.P. and Mantua Creek Urban Renewal, L.P.

1.2.3.1.1.10.1.9.1.      Mantua Creek Urban Renewal, L.P.
                         Delaware limited partnership

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         51% owned by Plover Power Corporation, and
                         49% owned by Beech Power Corporation
                         Special purpose tax partnership formed for Mantua Creek Project; formed to operate under the Long Term

                         Tax exemption Law, and to initiate and conduct projects for redevelopment of a redevelopment area pursuant to a redevelopment plan, and, when authorized by financial agreement with the municipality, to acquire, plan, develop, construct, alter, maintain, or operate industrial, commercial or administrative projects.

1.2.3.1.1.10.1.10.       Black Hawk II Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Energy Group, LLC Inactive; formerly a general partner in the "old" Millennium Power Partners, L.P.

1.2.3.1.1.10.1.11.       Peach III Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formerly held interest in Millennium Power Partners, L.P. Inactive and in process of dissolution.

1.2.3.1.1.10.1.12.       First Arizona Land Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formed to enter into real estate options in the State of Arizona for the Harquahala Project.

1.2.3.1.1.10.1.13.       First California Land Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC. Formed to enter into real estate options and/or leases in the State of California

1.2.3.1.1.10.1.14.       PG&E Generating New England, Inc.
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC
                         Formed to own membership interst in PG&E Generating New England, LLC.

1.2.3.1.1.10.1.14.1.     PG&E Generating New England, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating New England, Inc. Formed to be the successor company to USGen New England, Inc. in the Patriot Project.

1.2.3.1.1.10.1.15.       Attala Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group LLC. Investment company for the Duke/Attala acquisition;

                         owner of Attala Generating Company, LLC.


1.2.3.1.1.10.1.15.1.     Attala Generating Company, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by Attala Power Corporation.
                         Merchant electric generating facility being constructed in Kosciusko, Mississippi.

1.2.3.1.1.10.1.16.       Osprey Power Corporation
                         California corporation

                         100 Pine Street, 20th Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Energy Group, LLC
                         General and limited partner in Millennium Power Partners, L.P. (f/k/a East Syracuse Generating Company, L.P.); owns Magnolia Power Corporation.

1.2.3.1.1.10.1.16.1.     Magnolia Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by Osprey Power Corporation
                         General partner in Millenium Power Parners, L.P.

1.2.3.1.1.10.1.17.       San Gorgonio Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC. Investment company for the acquisition of the Sea West Wind Project.

1.2.3.1.1.10.1.18.       Kennerdell Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formed to own a membership in Kennerdell Generating Company, LLC

1.2.3.1.1.10.1.18.1.     Kennerdell Generating Company, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         99% owned by Kennerdell Power Corporation, and 1% owned by PG&E Generating Energy Holdings, Inc. Formed to develop, own, manage, and operate a merchant electric generating facility to be located in Western Pennsylvania.

1.2.3.1.1.10.1.19.       La Paloma Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formed to own a membership interest in La Paloma Generating Company, LLC.

1.2.3.1.1.10.1.20.       Liberty Generating Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formed to own a membership interest in Liberty Generating Company, LLC.

1.2.3.1.1.10.1.20.1      Liberty Urban Renewal LLC
                         Delaware limited liability corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         99% owned by Liberty Generating Corporation,
                         1% owned by PG&E Generating Energy Holdings, Inc. Formed to own and lease a merchant electric generating facility to be located in Linden, New Jersey

1.2.3.1.1.10.1.21.       Otay Mesa Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formed to own a membership interest in Otay Mesa Generating Company, LLC.

1.2.3.1.1.10.1.21.1.     Otay Mesa Generating Company, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         99% owned by Otay Mesa Power Corporation, and
                         1% owned by PG&E Generating Energy Holdings, Inc. Formed to develop, manage, and operate a merchant electric generating facility to be located in San Diego County, California.

1.2.3.1.1.10.1.22.       Bluebonnet Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formed to own a membership interest in Bluebonnet Generating Company, LLC.

1.2.3.1.1.10.1.22.1.     Bluebonnet Generating Company, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         99% owned by Bluebonnet Power Corporation, and
                         1% owned by PG&E Generating Energy Holdings, Inc. Formed to develop, own manage, and operate a merchant electric generating facility to be located in Texas.

1.2.3.1.1.10.1.23.       Harquahala Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Owns a membership interest in Harquahala Generating Company, LLC.

1.2.3.1.1.10.1.23.1.     Harquahala Generating Company, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         99% owned by Harquahala Power Corporation, and
                         1% owned by PG&E Generating Energy Holdings, Inc. Formed to develop, own, manage, and operate a merchant electric generating facility to be located in Arizona.

1.2.3.1.1.10.1.24.       Madison Wind Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formed to own a membership interest in Madison Wind Power, LLC.

1.2.3.1.1.10.1.25.       Okeechobee Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formed to own a membership interest in Okeechobee Generating Company, LLC.

1.2.3.1.1.10.1.26.       PG&E Dispersed Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formed to own membership interest in PG&E Dispersed Generating Company, LLC.

1.2.3.1.1.10.1.27.       Covert Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC Formed to own a membership interest in Covert Generating Company, LLC.

1.2.3.1.1.10.1.28.       Goose Lake Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC. Formed to own a membership interest in Goose Lake Generating Company, LLC

1.2.3.1.1.10.1.28.1.     Goose Lake Generating Company, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         99% owned by Goose Lake Power Corporation, and
                         1% owned by PG&E Generating Energy Holdings, Inc. Merchant electric generating facility to be constructed in Goose Lake, Illinois

1.2.3.1.1.10.1.29.       Meadow Valley Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Energy Group, LLC, Formed to own a membership interest in Meadow Valley Generating Company, LLC

1.2.3.1.1.10.1.29.1.     Meadow Valley Generating Company, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         99% owned by Meadow Valley Power Corporation, and 1% owned by PG&E Generating Energy Holdings, Inc. Formed to develop, own, manage, and operate a merchant electric generating facility to be located near Las Vegas, Nevada.

1.2.3.1.1.10.2.          PG&E Generating Power Group, LLC
                         Delaware limited liability company

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Company, LLC
                         Holding company for PG&E Generating Company operating projects

1.2.3.1.1.10.2.1.        Aplomado Power Corporation
                         California corporation

                         100 Pine Street, 20th Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Power Group, LLC Investment company for the Panther Creek Project.

1.2.3.1.1.10.2.2.        Beale Generating Company
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         89% owned by PG&E Generating Power Group, LLC Holding company

1.2.3.1.1.10.2.2.1.      Indian Orchard Generating Company, Inc.
                         Delaware corporation

                         7500 Old Georgetown Road
                         Bethesda, MD 20814-6161

                         100% owned by Beale Generating Company
                         49% membership interest in MASSPOWER, L.L.C.

1.2.3.1.1.10.2.2.1.1.    MASSPOWER, L.L.C.
                         (formerly MASSPOWER, Inc.)
                         Delaware limited liability company

                         One Bowdoin Square
                         Boston, MA 02114

                         49% owned by Indian Orchard Generating
                         Company, Inc.
                         39% general partnership interest in MASSPOWER, L.L.C.

1.2.3.1.1.10.2.2.2.      JMC Altresco, Inc.
                         Colorado corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by Beale Generating Company
                         Holding company for subsidiaries/projects acquired through acquisition of Altresco Financial, Inc.

1.2.3.1.1.10.2.2.2.1.    Altresco, Inc.

                         Colorado corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by JMC Altresco, Inc.
                         General Partners - Pittsfield Generating Company,
                         L.P.


1.2.3.1.1.10.2.2.2.2.    Berkshire Pittsfield, Inc.
                         Colorado corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by JMC Altresco, Inc.
                         General Partner - Berkshire Feedline Acquisition Limited Partnership

1.2.3.1.1.10.2.2.2.2.1.  Berkshire Feedline Acquisition Limited
                         Partnership
                         Massachusetts partnership

                         One Bowdoin Square
                         Boston, MA 02114

                         1% owned by Berkshire Pittsfield, Inc.
                         Owner of pipeline connecting Pittsfield Generating Company, L.P. facility and Tennessee Gas Pipeline Company facilities

1.2.3.1.1.10.2.2.2.3.    Pittsfield Partners, Inc.
                         Colorado corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by JMC Altresco, Inc.
                         Limited Partner - Pittsfield Generating Company,
                         L.P.

1.2.3.1.1.10.2.2.3.      JMC Iroquois, Inc.
                         Delaware corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by Beale Generating Company
                         4.57% General Partner and .36% Limited Partner in Iroquois Gas Transmission System, L.P.

1.2.3.1.1.10.2.2.3.1.    Iroquois Gas Transmission System, L.P.
                         Delaware partnership

                         One Bowdoin Square
                         Boston, MA 02114

                         4.93% owned by JMC Iroquois, Inc.
                         Owner of a 375 mile natural gas pipeline extending through New York State and Connecticut providing services to markets in New York, New Jersey and New England

1.2.3.1.1.10.2.2.4.      JMC Selkirk Holdings, Inc.
                         Delaware corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by Beale Generating Company

                         100% ownership of JMC Selkirk, Inc. and JMCS I Holdings, Inc.

1.2.3.1.1.10.2.2.4.1.    JMC Selkirk, Inc.
                         Delaware corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by JMC Selkirk Holdings, Inc.
                         Managing General Partner and Limited Partner of Selkirk Cogen Partners, L.P.
                         Limited Partner interest (46.57%) in
                         PentaGen Investors, L.P.

1.2.3.1.1.10.2.2.4.1.1.  PentaGen Investors, L.P.
                         Delaware partnership

                         One Bowdoin Square
                         Boston, MA 02114

                         46.57% owned by JMC Selkirk, Inc., and
                         3.43% owned by JMCS I Holdings, Inc.
                         Limited partner (5.2502% preferred percentage Interest) in Selkirk Cogen Partners, L.P.

1.2.3.1.1.10.2.2.4.2.    JMCS I Holdings, Inc.
                         Delaware corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by JMC Selkirk Holdings, Inc.
                         General Partner (.50%) and Limited Partner
                         (2.93%) interests in PentaGen Investors, L.P.

1.2.3.1.1.10.2.2.5.      Orchard Gas Corporation
                         Delaware corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by Beale Generating Company
                         Administration and monitoring of gas supply for MASSPOWER project.

1.2.3.1.1.10.2.3.        Mason Generating Company
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         89% owned by PG&E Generating Power Group, LLC Holding Company

1.2.3.1.1.10.2.3.1.      Bowdoin Storage Services, Inc.
                         Delaware corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by Mason Generating Company
                         Serves as Administrator for PentaGen
                         Investors, L.P.

1.2.3.1.1.10.2.3.2.      J. Makowski Associates, Inc.
                         Massachusetts corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by Mason Generating Company

                         Serve as Administrator for PentaGen Investors, L.P.

1.2.3.1.1.10.2.3.3.      JMC Avoca, Inc.
                         Delaware corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by Mason Generating Company
                         General Partner - Avoca Natural Gas Storage
                         Project. Voluntary petition for relief under Chapter 11 filed on July 29, 1997 with the United States Bankruptcy Court, District of Delaware.

1.2.3.1.1.10.2.3.3.1.    Avoca Natural Gas Storage
                         New York general partnership

                         One Bowdoin Square
                         Boston, MA 02114

                         46.88% owned by JMC Avoca, Inc.

1.2.3.1.1.10.2.3.4.      JMC Cayuta, Inc.
                         Delaware corporation

                         One Bowdoin Square
                         Boston, MA 02114

                         100% owned by Mason Generating Company

1.2.3.1.1.10.2.4.        Eagle Power Corporation
                         California corporation

                         100 Pine Street, 20th Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Power Group, LLC General partner in Logan Generating Company, L.P., Granite Generating Company, L.P., and Keystone Cogeneration Company, L.P.

1.2.3.1.1.10.2.4.1.      Granite Generating Company, L.P.
                         Delaware limited partnership

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         50% owned by Eagle Power Corporation
                         Limited Partner in Keystone Urban Renewal Limited Partnership.

1.2.3.1.1.10.2.4.1.1.    Granite Water Supply Company, Inc.
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by Granite Generating Company, L.P. Supplies water for the Logan Project.

1.2.3.1.1.10.2.4.2.      Keystone Cogeneration Company, L.P.
                         Delaware limited partnership

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         50% owned by Eagle Power Corporation
                         General Partner in Keystone Urban Renewal Limited Partnership.

1.2.3.1.1.10.2.5.        Larkspur Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Power Group, LLC General Partner and limited partner in Hermiston Generating Company, L.P.

1.2.3.1.1.10.2.6.        Buckeye Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Power Group, LLC General Partner in Hermiston Generating Company, L.P.

1.2.3.1.1.10.2.7.        Raptor Holdings Company
                         California corporation

                         100 Pine Street, 20th Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Power Group, LLC Holding company for Cedar Bay Project entities; owns PG&E Management Services.

1.2.3.1.1.10.2.7.1.      Gray Hawk Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by Raptor Holdings Company
                         Investment Company for Cedar Bay Project.

1.2.3.1.1.10.2.7.1.1.    Cedar Bay Cogeneration, Inc.
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by Gray Hawk Power Corporation
                         General partner in Cedar Bay Generating Company, Limited Partnership.

1.2.3.1.1.10.2.7.2.      PG&E Management Services Company
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by Raptor Holdings Company
                         Inactive.

1.2.3.1.1.10.2.8.        Toyan Enterprises
                         California corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Power Group, LLC Limited partner in Indiantown Cogeneration, L.P.; general partner in Indiantown Project.

1.2.3.1.1.10.2.8.1. Indiantown Project Investment Partnership, L.P. Delaware limited partnership

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         24.817% owned by Toyan Enterprises
                         General partner in Indiantown Cogeneration, L.P.

1.2.3.1.1.10.2.9.        Spruce Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Power Group, LLC
                         Holds general partnership interest in Spruce Limited Partnership.

     1.2.3.1.1.10.2.9.1.  Spruce Limited Partnership
                          Delaware limited partnership

                          7500 Old Georgetown Road, 13th Floor
                          Bethesda, MD 20814-6161

                          35.5% owned by Spruce Power Corporation
                          Hold limited partnership interest in Colstrip Energy Limited Partnership.

     1.2.3.1.1.10.2.9.1.1.  Colstrip Energy Limited Partnership
                            Montana limited partnership

                            314 N. Last Chance Gulch
                            Helena, MT 59624

                            37.5% owned by Spruce Limited Partnership
                            Owns and operates an electric generating facility in Colstrip, Montana.

     1.2.3.1.1.10.2.10.  Merlin Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Power Group, LLC General partner in Fellows Generating Company, L.P.

     1.2.3.1.1.10.2.10.1.  Fellows Generating Company, L.P.
                           Delaware limited partnership

                           7500 Old Georgetown Road, 13th Floor
                           Bethesda, MD 20814-6161

                           51% owned by Merlin Power Corporation
                           Formed to own, develop, finance, construct, operate and maintain an electric generation facility near Fellows, CA.

     1.2.3.1.1.10.2.11.  Pelican Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Power Group, LLC General partner in Okeelanta Power Limited Partnership.

     1.2.3.1.1.10.2.11.1.  Okeelanta Power Limited Partnership
                           Florida limited partnership

                           316 Royal Poinciana Plaza
                           Palm Beach, FL 33480

                           37.54% owned by Pelican Power Corporation
                           Formed to develop, own and operate an electric generating facility in Okeelanta, Florida. Voluntarily filed a petition for relief under Chapter 11 on May 14, 1997.

     1.2.3.1.1.10.2.12.  Peregrine Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Power Group, LLC General partner in Chambers Cogeneration Limited Partnership.

     1.2.3.1.1.10.2.13.  Heron Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Power Group, LLC General and limited partner in Gator Generating Company, L.P. (Osceola Project).

     1.2.3.1.1.10.2.13.1.  Gator Generating Company, L.P.
                           Delaware limited partnership

                           7500 Old Georgetown Road, 13th Floor
                           Bethesda, MD 20814-6161

                           79.2% owned by Heron Power Corporation
                           Formed to develop, own, operate and lease (as lessor) a cogeneration facility (Osceola) in Palm Beach County, Florida. Filed a voluntary petition for bankruptcy protection under Chapter 11 on May 14, 1997.

     1.2.3.1.1.10.2.14.  Jaeger Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Power Group, LLC Partner in Northampton Generating Company, L.P.

     1.2.3.1.1.10.2.15.  Falcon Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Power Group, LLC General and Limited partner in Scrubgrass Generating Company, L.P.; owner of Scrubgrass Power Corp.

     1.2.3.1.1.10.2.15.1.  Scrubgrass Power Corp.
                           Pennsylvania corporation

                           7500 Old Georgetown Road, 13th Floor
                           Bethesda, MD 20814-6161

                           100% owned by Falcon Power Corporation
                           General partner in Scrubgrass Generating Company,
                           L.P.

     1.2.3.1.1.10.2.16.  Eucalyptus Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Power Group, LLC General Partner in Citrus Generating, Company, L.P.

     1.2.3.1.1.10.2.16.1.  Citrus Generating Company, L.P.
                           Delaware limited partnership

                           7500 Old Georgetown Road, 13th Floor
                           Bethesda, MD 20814-6161

                           49% owned by Cooper's Hawk Power Corporation, 49% owned by Eucalyptus Power Corporation, and 2% owned by PG&E Shareholdings, Inc.
                           Inactive Company. Originally formed to own and operate an electric generating facility.

     1.2.3.1.1.10.2.17.  Cooper's Hawk Power Corporation
                         California corporation

                         100 Pine Street, 20/th/ Floor
                         San Francisco, CA 94111

                         100% owned by PG&E Generating Power Group, LLC General partner in Citrus Generating Company, L.P.

     1.2.3.1.1.10.2.18.  Loon Power Corporation
                         Delaware corporation

                         7500 Old Georgetown Road, 13th Floor
                         Bethesda, MD 20814-6161

                         100% owned by PG&E Generating Power Group, LLC Investment company.

     1.2.3.1.1.10.3.  PG&E Generating Services, LLC
                      Delaware limited liability company

                      7500 Old Georgetown Road, 13th Floor
                      Bethesda, MD 20814-6161

                      100% owned by PG&E Generating Company, LLC
                      Holding company for PG&E Generating Company service entities.

     1.2.3.1.1.10.3.1.  J. Makowski Pittsfield, Inc.
                        Delaware corporation

                        One Bowdoin Square
                        Boston, MA 02114

                        100% owned by PG&E Generating Services, LLC

     1.2.3.1.1.10.3.2.  J. Makowski Services, Inc.
                        Delaware corporation

                        One Bowdoin Square
                        Boston, MA 02114

                        100% owned by PG&E Generating Services, LLC

     1.2.3.1.1.10.3.3.  JMCS I Management, Inc.
                        Delaware corporation

                        One Bowdoin Square
                        Boston, MA 02114

                        100% owned by PG&E Generating Services, LLC

     1.2.3.1.1.10.3.4.  USGen Fuel Services, Inc.
                        Delaware corporation

                        One Bowdoin Square
                        Boston, MA 02114

                        100% owned by PG&E Generating Services, LLC

     1.2.3.1.1.10.3.5.  PG&E Construction Agency Services I, LLC
                        Delaware limited liability company

                        7500 Old Georgetown Road, 13th Floor
                        Bethesda, MD 20814-6161

                        100% owned by PG&E Generating Services, LLC.
                        Formed to act as construction agent under the Master Turbine Trust with GE.

     1.2.3.1.1.10.3.6.  PG&E Construction Agency Services II, LLC
                        Delaware limited liability company

                        7500 Old Georgetown Road, 13th Floor
                        Bethesda, MD 20814-6161

                        100% owned by PG&E Generating Services, LLC.
                        Formed to act as construction agent under the Master Turbine Trust with Mitsubishi.

     1.2.3.1.1.10.3.7. PG&E Construction Agency Services III, LLC Delaware limited liability company

                        7500 Old Georgetown Road, 13th Floor

                        Bethesda, MD 20814-6161

                        100% owned by PG&E Generating Services, LLC.
                        Formed to act as construction agent under the Master Turbine Trust.

     1.2.3.1.1.10.3.8.  PG&E Turbine Acquisition Company, LLC
                        Delaware limited liability company

                        7500 Old Georgetown Road, 13th Floor
                        Bethesda, MD 20814-6161

                        100% owned by PG&E Generating Services, LLC.
                        Formed to act as construction agent under the Master Turbine Trust with GE.

     1.2.3.1.1.10.3.9.  PG&E Operating Services Holdings, Inc.
                        California corporation

                        100 Pine Street, 20/th/ Floor
                        San Francisco, CA 94111

                        100% owned by PG&E Generating Services, LLC
                        General partner in PG&E Generating Company and PG&E Operating Services Company; sole member of PG&E National Energy Group Acquisition Company.

     1.2.3.1.1.10.3.9.1.  USOSC Holdings, Inc.
                          Delaware corporation

                          7500 Old Georgetown Road, 13th Floor
                          Bethesda, MD 20814-6161

                          100% owned by PG&E Operating Services Holdings, Inc. Holds a partnership interest in PG&E Operating Services Company.

     1.2.3.1.1.10.3.9.1.1.  PG&E Operating Services Company
                            California general partnership

                            7500 Old Georgetown Road, 13th Floor
                            Bethesda, MD 20814-6161

                            98% owned by PG&E Operating Services Holdings, Inc.; and 2% owned by USOSC Holdings, Inc. Formed to enter into operations and maintenance activities.

     1.2.3.1.1.10.3.9.2.  USGen Holdings, Inc.
                          Delaware corporation

                          7500 Old Georgetown Road, 13th Floor
                          Bethesda, MD 20814-6161

                          100% Owned by PG&E Generating Services, LLC
                          Holds a partnership interest in PG&E National Energy Group Company.

     1.2.3.1.1.10.3.9.2.1.  PG&E National Energy Group Company
                            (formerly PG&E Generating Company)
                            California general partnership

                            7500 Old Georgetown Road, 13th Floor
                            Bethesda, MD 20814-6161

                            98% owned by PG&E Operating Services Holdings, Inc., and 2% owned by USGen Holdings, Inc. Develops and manages electrical generation facilities.

     1.2.3.1.1.10.3.9.2.1.1.  First Oregon Land Corporation

                              Delaware corporation

                              7500 Old Georgetown Road, 13th Floor
                              Bethesda, MD 20814-6161

                              100% owned by PG&E National Energy Group Company Formed to enter into real estate options in the State of Oregon.

     1.2.3.1.1.10.3.9.2.1.2.  Topaz Power Corporation
                              Delaware corporation

                              7500 Old Georgetown Road, 13th Floor
                              Bethesda, MD 20814-6161

                              100% owned by PG&E National Energy Group Company Holds partnership interest in Carneys Point Generating Company.

     1.2.3.1.1.10.3.9.2.1.2.1.  Carneys Point Generating Company
                                Delaware general partnership

                                7500 Old Georgetown Road, 13th Floor
                                Bethesda, MD 20814-6161

                                50% owned by Topaz Power Corporation, and
                                50% owned by Garnet Power Corporation.
                                Formed to lease, manage, operate and maintain a cogeneration facility in Carneys Point, New Jersey.

     1.2.3.1.1.10.3.9.2.1.3.  Garnet Power Corporation
                              Delaware corporation

                              7500 Old Georgetown Road, 13th Floor
                              Bethesda, MD 20814-6161

                              100% owned by PG&E National Energy Group Company Holds partnership interest in Carneys Point Generating Company.

     1.2.3.1.1.10.3.9.3.  PG&E National Energy Group Acquisition Company,
                          LLC
                          Delaware limited liability company

                          7500 Old Georgetown Road, 13th Floor
                          Bethesda, MD 20814-6161

                          100% owned by PG&E Operating Services Holdings,
                          Inc.
                          Formed for acquisitions purposes.

     1.2.3.1.1.11.  Valley Real Estate, Inc
                    California corporation

                    One Market, Spear Tower, Suite 2400
                    San Francisco, CA 94105

                    100% owned by PG&E Shareholdings, Inc.; was formed for real estate development.

     1.2.3.1.2.  PG&E Overseas, Inc.
                 California corporation

                 One Market, Spear Tower, Suite 2400
                 San Francisco, CA 94105

                 100% by PG&E Enterprises. U.S. shareholder of PG&E Overseas, Ltd., and PG&E Overseas II, Ltd.

     1.2.3.1.2.1.  PG&E Australia
                   California corporation

                   One Market, Spear Tower, Suite 2400
                   San Francisco, CA 94105

                   A wholly-owned, non-regulated indirect subsidiary of PG&E Enterprises through its ownership of PG&E

                   Overseas, Inc. for business development in Australia.

     1.2.3.1.2.2.  PG&E Overseas, Ltd.
                   Cayman Islands company

                   Maples & Calder
                   P.O. Box 309
                   George Town, Grand Cayman
                   Cayman Islands, B.W.I.

                   A wholly-owned, indirect subsidiary of PG&E
                   Enterprises through its ownership of PG&E
                   Overseas, Inc.; holding company for PG&E Pacific I, Ltd. and PG&E Pacific II, Ltd.

     1.2.3.1.2.2.1.  PG&E Pacific I, Ltd.
                     Cayman Islands company

                     Maples & Calder
                     P.O. Box 309
                     George Town, Grand Cayman
                     Cayman Islands, B.W.I.

                     A non-regulated indirect subsidiary of PG&E
                     Enterprises through its ownership of PG&E Overseas Inc.; an overseas distribution company of PG&E Overseas, Ltd.

     1.2.3.1.2.2.2.  PG&E Pacific II, Ltd.
                     Cayman Islands company

                     Maples & Calder
                     P.O. Box 309
                     George Town, Grand Cayman
                     Cayman Islands, B.W.I.

                     A non-regulated indirect subsidiary of PG&E
                     Enterprises through its ownership of PG&E Overseas Inc.; an overseas distribution company of PG&E Overseas, Ltd.

     1.2.3.1.3.  Quantum Ventures
                 California corporation

                 One Market, Spear Tower, Suite 2400
                 San Francisco, CA 94105

                 A wholly-owned, non-regulated subsidiary of PG&E
                 Enterprises.

     1.2.3.1.3.1.  PG&E Energy Services Ventures, Inc.
                   (Formerly PG&E Energy Services Ventures, LLC)
                   Delaware corporation

                   345 California St., 23rd Floor
                   San Francisco, CA 94105

                   PG&E Energy Services Ventures, Inc. is a wholly owned, non-regulated indirect subsidiary of PG&E Enterprises through its ownership in Quantum Ventures. PG&E Energy Services Ventures, Inc. provides energy-related goods and services.

     1.2.3.1.3.2.  Barakat & Chamberlin, Inc.
                   California corporation

                   345 California Street, Suite 3200
                   San Francisco, CA 94104

                   100% owned by Quantum Ventures

     1.2.3.1.3.3.  Creston Financial
                   California corporation

                   345 California Street, Suite 3200
                   San Francisco, CA 94104

                   100% owned by Quantum Ventures

     1.2.3.1.3.4.  Real Estate Energy Solutions, LLC
                   Delaware limited liability company

                   888 S.W. Fifth Avenue, Suite 3200
                   Portland, OR 97204

                   50% owned by Quantum Ventures, and
                   50% owned by Jones Lang LaSalle Management
                   Services, Inc.

     1.2.3.2.  PG&E Gas Transmission Corporation
               California corporation

               1400 SW Fifth Avenue, Suite 900
               Portland, OR 97201

               100% owned by PG&E National Energy Group, Inc.
               Gas holding company

     1.2.3.2.1.  PG&E Gas Transmission, Holdings Corporation
                 (formerly PG&E Gas Transmission, Northeast
                 Corporation) California corporation

                 1400 SW Fifth Avenue, Suite 900
                 Portland, Oregon  97201

                 100% owned by PG&E Gas Transmission Corporation.
                 Formed to pursue gas transmission business opportunities.

     1.2.3.2.1.1.  North Baja Pipeline, LLC
                   Delaware limited liability company

                   1400 SW Fifth Avenue, Suite 900
                   Portland, OR 97201

                   100% owned by PG&E Gas Transmission Holdings
                   Corporation. Formed for the construction and operation of a natural gas pipeline capable of transporting natural gas from Arizona to the Mexico border.

     1.2.3.2.2.  GTN Holdings, LLC
                 Delaware limited liability company

                 7500 Old Georgetown Road, 13th Floor
                 Bethesda, MD 20814-6161

                 100% owned by PG&E Gas Transmission Corporation.
                 Formed for the limited purpose of holding stock in PG&E Gas Transmission, Northwest Corporation

     1.2.3.2.2.1.  PG&E Gas Transmission, Northwest Corporation
                   California corporation

                   1400 SW Fifth Avenue, Suite 900
                   Portland, Oregon 97201

                   100% owned by GTN Holdings LLC. Owns and operates gas transmission pipelines and associated facilities capable of transporting natural gas from the Canadian-U.S. border to the Oregon-California border.

     1.2.3.2.2.1.1.  Pacific Gas Transmission International, Inc.
                     California corporation

                     1400 SW Fifth Avenue, Suite 900
                     Portland, Oregon  97201

                     100% owned by PG&E Gas Transmission, Northwest Corporation. Previously owned 99% of the beneficial interest of PG&E Queensland Unit Trust (which interest was sold to PG&E Gas Transmission Unit Holdings Pty Ltd. in September 1997).

  1.2.3.2.2.1.2.  Pacific Gas Transmission Company
                  California corporation

                  1400 SW Fifth Avenue, Suite 900
                  Portland, Oregon 97201

                  100% owned by PG&E Gas Transmission, Northwest
                  Corporation. Formed to pursue business opportunities in the natural gas business in the United States.

  1.2.3.2.2.1.3.  Stanfield Hub Services, LLC
                  Washington limited liability company

                  1400 SW Fifth Avenue, Suite 900
                  Portland, Oregon 97201

                  50% owned by PG&E Gas Transmission, Northwest Corporation. Formed to pursue opportunities for construction and operation of natural gas storage facilities.

  1.2.4.  PG&E Strategic Capital, Inc.
          Delaware corporation

          One Market, Spear Tower, Suite 2400
          San Francisco, CA 94105

          PG&E Strategic Capital, Inc. is a wholly-owned subsidiary of PG&E Corporation. PG&E Strategic Capital, Inc. was formed for general business purposes.

  1.2.5.  PG&E Corporation Support Services, Inc.
          Delaware corporation

          One Market, Spear Tower, Suite 2400
          San Francisco, CA 94105

          PG&E Corporation Support Services, Inc. is a wholly-owned subsidiary of PG&E Corporation that provides general corporate support services to the PG&E Corporation family outside the State of California.

  1.2.6.  PG&E National Energy Group, LLC
          Delaware limited liability company

          7500 Old Georgetown Road, 13th Floor
          Bethesda, MD 20814-6161

          100% owned by PG&E Corporation and was formed for the limited purpose of holding stock in PG&E National Energy Group, Inc.

  1.2.7.  The PG&E Corporation Foundation
          California corporation

          One Market, Spear Tower, Suite 2400
          San Francisco, CA 94105

          The PG&E Corporation Foundation is a wholly-owned non-profit entity of PG&E Corporation that was formed and operates exclusively for charitable, scientific, educational and literary purposes.

  1.2.8.  PG&E Ventures ePro, LLC
          Delaware corporation

          One Market, Spear Tower, Suite 2400
          San Francisco, CA 94105

          PG&E Ventures ePro, LLC is a wholly-owned subsidiary of PG&E Corporation that was formed to make and hold an investment in an e-procurement exchange.

  1.2.9.  PG&E Ventures, LLC
          Delaware corporation

          One Market, Spear Tower, Suite 2400

          San Francisco, CA  94105

          PG&E Ventures, LLC incorporated under the laws of the State of Delaware, is a wholly-owned subsidiary of PG&E Corporation that was formed for the purpose of holding interests in other businesses, financing and other transactions.

  1.2.9.1.  Pacific Venture Capital, LLC
            Delaware corporation

            One Market, Spear Tower, Suite 2400
            San Francisco, CA  94105

            Pacific Venture Capital, LLC is a wholly-owned subsidiary of PG&E Ventures, LLC that was formed to build and manage a portfolio of capital investments in growing energy and telecommunications companies.

  1.2.9.2.  PG&E Telecom, LLC
            Delaware corporation

            One Market, Spear Tower, Suite 2400
            San Francisco, CA  94105

            PG&E Telecom, LLC is a wholly-owned subsidiary of PG&E Ventures, LLC that was formed for the purpose of engaging in telecommunications and related business activities.

  1.2.9.2.1.  PG&E Capital, LLC
              Delaware corporation

              One Market, Spear Tower, Suite 2400
              San Francisco, CA  94105

              PG&E Capital, LLC is a wholly-owned subsidiary of PG&E Telecom, LLC, formed for financing and other transactions related to the energy industry.

     4.1.  PITTSFIELD GENERATING COMPANY, L.P.

           Pittsfield Generating Company, L.P.
           235 Merrill Road
           Pittsfield, MA 01202

           Pittsfield Generating Company, L.P. is a 165 megawatt (MW) combined cycle, natural gas-fired cogeneration facility (the "Facility") selling power to Commonwealth Electric Company, Cambridge Electric Company, and USGen New England, Inc. and selling steam to General Electric Company.


     4.2.  SELKIRK COGEN PARTNERS, L.P.

           Selkirk Cogen Partners, L.P.
           24 Power Park Drive
           Selkirk, NY  12158

           Selkirk Cogen Partners, L.P. Unit I is an 80 MW natural gas fired dispatchable cogeneration facility selling power to Niagara Mohawk Power Corporation. Selkirk Cogen Partners, L.P. Unit II is a 265 MW natural gas fired dispatchable cogeneration facility (Unit I and Unit II together, the "Facility") selling power to Consolidated Edison Company of New York, Inc.


     4.3.  KEYSTONE URBAN RENEWAL LIMITED PARTNERSHIP

           Keystone Urban Renewal Limited Partnership
           Box 169-C, Route 130 South, Swedesboro, NJ 08085

           Keystone Urban Renewal Limited Partnership is a 225 MW pulverized coal-fired dispatchable generation facility (the "Facility") selling power to Connectiv (formerly Atlantic Energy Company).


     4.4.  LOGAN GENERATING COMPANY, L.P.

           Logan Generating Company, L.P.
           Box 169-C, Route 130 South, Swedesboro, NJ 08085

           Logan Generating Company, L.P. is a 225 MW pulverized coal fired dispatchable generation facility (the "Facility") selling power to Connectiv (formerly Atlantic Electric Company).


     4.5.  HERMISTON GENERATING COMPANY, L.P.

           Hermiston Generating Company, L.P.
           Box 930, Hermiston, OR 97838

           Hermiston Generating Company, L.P. is a 474 MW natural gas fired dispatchable cogeneration facility (the "Facility") selling power to PacifiCorp. PacifiCorp owns a 50% undivided interest in the Facility.

     4.6.  MASSPOWER

           MASSPOWER
           750 Worcester Street
           Indian Orchard, MA 01151

           MASSPOWER is a 240 MW natural gas-fired combined cycle cogeneration facility located in Springfield, MA, selling power to Western Massachusetts Electric Company, Boston Edison Company, Commonwealth Electric Company and Massachusetts Municipal Wholesale Electric Company, and selling steam to Monsanto Company.


     4.7.  MILLENNIUM POWER PARTNERS, L.P.

           Millennium Power Partners, L.P.
           P.O. Box 588
           10 Sherwood Lane
           Charlton, Massachusetts 01508-0588

           Millennium Power Partners, L.P. is currently under construction, with commercial operation expected in the spring of 2001. Millennium Power Partners, L.P. will be a nominal 360 MW natural gas-fired combined cycle merchant power facility which anticipates selling power into the New England Power Pool on a spot basis as well as under short-to medium-term bilateral contracts.


     4.8.  CEDAR BAY GENERATING COMPANY, LIMITED PARTNERSHIP

           Cedar Bay Generating Company, Limited Partnership
           9640 Eastport Road
           Jacksonville, FL 32218

           Cedar Bay Generating Company, Limited Partnership owns and operates a 250 MW coal-fired electric generating facility in Jacksonville, Florida, selling power to Florida Power & Light Company, and selling steam to Smurfit Stone Container Corporation (formerly Stone Container Corporation).


     4.9.  NORTHAMPTON GENERATING COMPANY, L.P.

           Northampton Generating Company, L.P.
           One Horwith Drive
           Northampton, PA 18067

           Northampton Generating Company, L.P. owns and operates an approximately 98 MW anthracite waste coal-fired electric generating facility in Northampton, Pennsylvania, selling power to Metropolitan Edison Company, and selling steam to unrelated industrial operations.


     4.10. SCRUBGRASS GENERATING COMPANY, L.P.

           Scrubgrass Generating Company, L.P.
           RR1 Lisbon Road
           Kennerdell, PA 16374

           Scrubgrass Generating Company, L.P. leases an 87 MW waste coal-fired electric generating facility in Venango County, Pennsylvania, to Buzzard Power Corporation.

     4.11. INDIANTOWN COGENERATION, L.P.

           Indiantown Cogeneration, L.P.
           19140 SW Warfield Boulevard
           Indiantown, FL 34956

           Indiantown Cogeneration, L.P. owns and operates a 330 MW coal-fired electric generating facility in Indiantown, Florida, selling power to Florida Power & Light Company, and selling steam to Caulkins Indiantown Citrus Co.


     4.12. CHAMBERS COGENERATION LIMITED PARTNERSHIP

           Chambers Cogeneration Limited Partnership
           500 Shell Road
           Carneys Point, NJ 08069-2926

           Chambers Cogeneration Limited Partnership owns and operates a 252 MW coal-fired electric generating facility in Carneys Point, New Jersey, selling power to Connectiv (formerly Atlantic Energy Company), and selling power and steam to DuPont.


     4.13. ATHENS GENERATING COMPANY, L.P.

           Athens Generating Company, L.P.
           7500 Old Georgetown Road, 13th Floor
           Bethesda, MD 20814-6161

           Athens Generating Company, L.P. is currently developing a 1,080 MW natural gas-fired electric generating merchant power facility in Athens, New York, with commercial operation expected in the summer of 2003.


     4.14. LA PALOMA GENERATING COMPANY, LLC

           La Paloma Generating Company, LLC
           1760 W. Skyline Road
           McKittrick, CA 93251

           La Paloma Generating Company, LLC is currently constructing a 1,020 MW gas-fired electric generating merchant power facility in Kern County, California. It anticipates selling power into the California market on a spot basis as well as under short-to-medium term bilateral contracts.

     4.15. LAKE ROAD GENERATING COMPANY, L.P.

           Lake Road Generating Company, L.P.
           56 Alexander Parkway
           Dayville, CT 06241

           Lake Road Generating Company, L.P. is currently under construction, with commercial operation expected in the summer of 2001. Lake Road Generating Company, L.P. will be a nominal 792 MW natural gas-fired combined cycle merchant power facility which anticipates selling power into the New England Power Pool on a spot basis as well as under short-to medium-term bilateral contracts.


     4.16. MANTUA CREEK GENERATING COMPANY, L.P.

           Mantua Creek Generating Company, L.P.
           7500 Old Georgetown Road, 13/th/ Floor
           Bethesda, MD 20814-6161


     4.17. OKEECHOBEE GENERATING COMPANY, LLC

           Okeechobee Generating Company, LLC
           7500 Old Georgetown Road, 13/th/ Floor
           Bethesda, MD 20814-6161

           Okeechobee Generating Company, LLC is currently developing a 550 MW natural gas-fired electric generating merchant power facility in Okeechobee, Florida


     4.18. USGEN NEW ENGLAND, INC.

           USGen New England, Inc.
           7500 Old Georgetown Road, 13/th/ Floor
           Bethesda, MD 20814-6161

           USGen New England, Inc. owns and operates 17 generating facilities comprising of approximately 3,962 megawatts of generation, selling power in the New England area markets.

     4.19. PG&E DISPERSED GENERATING COMPANY, LLC

           PG&E Dispersed Generating Company, LLC
           7500 Old Georgetown Road, 13/th/ Floor
           Bethesda, MD 20814-6161

           PG&E Dispersed Generating Company, LLC is currently developing and/or operating small peaker facilities in Ohio and is acting as an engineering procurement construction contractor on two small peaker facilities in California.


     4.20. LIBERTY GENERATING COMPANY, LLC

           Liberty Generating Company, LLC
           7500 Old Georgetown Road, 13th Floor
           Bethesda, MD 20814-6161

           Liberty Generating Company, LLC is currently developing a 1,100 MW natural gas-fired electric generating merchant power facility in Linden, New Jersey.


     4.21. BADGER GENERATING COMPANY, LLC

           Badger Generating Company, LLC
           7500 Old Georgetown Road, 13th Floor
           Bethesda, MD 20814-6161

           Badger Generating Company, LLC is currently developing a 1,100 MW natural gas-fired electric generating merchant power facility in Pleasant Prairie, Wisconsin.


     4.22. MADISON WINDPOWER LLC

           Madison Windpower LLC
           7500 Old Georgetown Road, 13th Floor
           Bethesda, MD 20814-6161

           Madison Windpower, LLC is currently operating a 12MW wind-powered merchant power facility in Madison, New York.


     4.23. COVERT GENERATING COMPANY, LLC

           Covert Generating Company, LLC
           7500 Old Georgetown Road, 13th Floor
           Bethesda, MD 20814-6161

           Covert Generating Company, LLC is currently developing a 1,080 natural gas-fired electric generating merchant power facility in Covert Township, Michigan.